SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 ------------

                                  FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): July 27, 2001


                          CULLEN/FROST BANKERS, INC.
                          --------------------------
              (Exact name of issuer as specified in its charter)






     Texas                          0-7275                  74-1751768
  --------------            -------------------------    ------------------
   (State of                (Commission File Number)     (IRS Employer
  incorporation)                                         Identification No.)




100 West Houston Street, San Antonio, Texas                    78205
-------------------------------------------                  ----------
 (Address of principal executive offices)                    (Zip Code)


                                (210) 220-4011
                        -------------------------------
                        (Registrant's telephone number,
                              including area code)




Item 9.      Regulation FD Disclosure
------       ------------------------
          The following exhibit is filed herewith:

Exhibit
Number        Description
--------      --------------
   99         Press Release dated July 27, 2001 with respect to the proposed offering by the Registrant's subsidiary, The Frost National Bank, of $150 million in fixed interest rate subordinated notes.





                                  SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CULLEN/FROST BANKERS, INC.



                                        By /s/Phillip D. Green
                                           ------------------------------
                                           Phillip D. Green
                                           Group Executive Vice President
                                           and Chief Financial Officer







Date:  July 27, 2001


                                   EXHIBIT INDEX
                                   -------------

Exhibit
Number    Description
-------   -----------
99 Press Release, dated July 27, 2001, with respect to the proposed offering by the Registrant's subsidiary, The Frost National Bank, of $150 million in fixed interest rate subordinated notes.